  -----------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                               -------------------

                     Information required in Proxy Statement
                            SCHEDULE 14A INFORMATION
                               -------------------

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
    [ ] Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
    [x] Definitive Proxy Statement
    [ ] Definitive Additional Materials
    [ ] Soliciting Material Pursuant to 'SS'240.14a-11(c) or 'SS'240.14a-12

                             DLJ WINTHROP FOCUS FUNDS
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
                               -------------------

Payment of Filing Fee (Check the appropriate box):
    [x] No fee required
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.
      (1) Title of each class of securities to which transaction applies:

          -------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

          -------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

          -------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

          -------------------------------------------------------------------

      (5) Total fee paid:

          -------------------------------------------------------------------

       [ ] Fee paid previously with preliminary materials.
       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           (1) Amount Previously Paid: ___________________
           (2) Form, Schedule or Registration Statement No.: __________________
           (3) Filing Party: ___________________
           (4) Date Filed: ___________________

 -----------------------------------------------------------------------------

                         DLJ WINTHROP OPPORTUNITY FUNDS
                            DLJ WINTHROP FOCUS FUNDS
                                 (800) 225-8011
                             DLJdirect MUTUAL FUNDS
                                 (800) 825-5723
                                 277 Park Avenue
                            New York, New York 10172


                               -------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To be held on July 17, 2000
                               -------------------



To our Shareholders:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of each of DLJ WINTHROP OPPORTUNITY FUNDS, DLJ WINTHROP FOCUS FUNDS and DLJdirect MUTUAL FUNDS (each a "Fund" and collectively the "Funds"), will be held on Monday, July 17, 2000, at 11:00 a.m. (DLJ Winthrop Focus Funds), 11:30 a.m. (DLJ Winthrop Opportunity Funds), and 12:00 p.m. (DLJdirect Mutual Funds), at 277 Park Avenue, 24th Floor, New York, New York. The following proposals will be voted on at the Meeting:

EACH FUND:

    1. To elect Trustees of each of the Funds (Proposal No. 1); and

    2. To ratify the selection by the Board of Trustees of each Fund of Ernst & Young LLP as the independent auditors for such Fund for the fiscal year ending October 31, 2000 (Proposal No. 2); and

    3. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.


    These items are discussed in greater detail in the attached Proxy Statement.

    Only shareholders of record at the close of business on May 26, 2000 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.



                                             MARTIN JAFFE
                                             Secretary

Dated: June 12, 2000



WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IF YOU OWN SHARES IN MORE THAN ONE FUND THERE IS A SEPARATE PROXY CARD FOR EACH FUND YOU OWN, AND IT IS ESSENTIAL THAT YOU COMPLETE, DATE AND SIGN EACH ENCLOSED PROXY. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                         DLJ WINTHROP OPPORTUNITY FUNDS
                            DLJ WINTHROP FOCUS FUNDS
                                 (800) 225-8011
                             DLJdirect MUTUAL FUNDS
                                 (800) 825-5723
                                 277 Park Avenue
                            New York, New York 10172


                           --------------------------
                                 PROXY STATEMENT
                           --------------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Boards of Trustees (each a "Board" and collectively, the "Boards") of each of DLJ Winthrop Opportunity Funds, DLJ Winthrop Focus Funds and DLJdirect Mutual Funds (each a "Fund" and collectively, the "Funds") for use at the Special Meeting of Shareholders (the "Meeting") of each of the Funds to be held on Monday, July 17, 2000, at 11:00 a.m. (DLJ Winthrop Focus Funds), 11:30 a.m. (DLJ Winthrop Opportunity Funds), and 12:00 p.m. (DLJdirect Mutual Funds) at 277 Park Avenue, 24th Floor, New York, New York. The purpose of the Meeting and the proposals to be voted on are set forth in the accompanying Notice of Special Meeting of Shareholders.

    If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If, however, no instructions are specified, shares will be voted 'FOR' Proposal Nos. 1 and 2. Should any other matter requiring a vote of shareholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Funds. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Funds or by attendance at the Meeting. THE FUNDS' MOST RECENT ANNUAL REPORTS ARE AVAILABLE UPON REQUEST WITHOUT CHARGE BY WRITING TO THE FUNDS AT THE ADDRESS LISTED ABOVE OR BY CALLING 1-800-225-8011.

    A plurality of all votes of the appropriate Fund cast at the Meeting is required for the election of Trustees of that Fund and a majority of all votes of the appropriate Fund cast at the Meeting is required for the ratification of the independent auditors of that Fund.

    In the event a quorum for a particular Fund is not present at the Meeting, the holders of a majority of the shares of that Fund present in person or by proxy will have the power to adjourn the Meeting for that Fund without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at such Meeting is present. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote 'FOR' or 'AGAINST' any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

    The close of business on May 26, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Special Meeting, proxy statement, and form of proxy will be mailed to shareholders on or about June 12, 2000. On May 26, 2000, the following Shares were outstanding and entitled to vote at the Meeting:


FUND                                           NUMBER OF SHARES OUTSTANDING
----                                           ----------------------------

DLJ WINTHROP OPPORTUNITY FUNDS                        131,930,313.515

DLJ WINTHROP FOCUS FUNDS                               46,702,915.661

DLJDIRECT MUTUAL FUNDS                                  2,809,509.195

    Each Fund is a separate legal entity organized as a business trust under the laws of its jurisdiction of organization and holders vote separately as shareholders of each Fund. The expense of solicitation will be borne by DLJ Asset Management Group, Inc. (referred to herein as 'DLJAM') and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail, but may include, without cost to any of the Funds, telephonic, telegraphic, or oral communications. If necessary, the solicitation of proxies may include communications by employees of a proxy solicitation firm to be engaged by the Funds.


                              ELECTION OF TRUSTEES
                                (Proposal No. 1)

    Shareholders will vote at the Meeting to elect seven trustees. Each trustee so elected will hold office until the next meeting of shareholders and until his/her successor is elected and qualifies, or until his/her term as trustee is terminated as provided in the applicable Trust's By-Laws. Each Fund's Declaration of Trust or By-Laws provide that such Fund will not be required to hold meetings of shareholders if the election of Trustees is not required under the Investment Company Act of 1940, as amended (the "1940 Act"). It is the present intention of the Board of Trustees of each Fund not to hold annual meetings of shareholders unless such shareholder action is required. Accordingly, Trustees elected at the Special Meeting will hold office until the applicable Fund is required by law to hold an election of Trustees and successor Trustees are elected and qualify.

    As nominees for election to the Board of the different Funds, the Trustees have consented to be named in this Proxy Statement and to serve as Trustees if elected. None of the Boards of Trustees has any reason to believe that any nominee will become unavailable for election as a Trustee, but if that should occur before the Meeting, proxies will be voted for such other persons as the Board of Trustees may recommend.

    The Trustees and Officers of the Funds are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Trustees, their positions with certain international organizations and publicly-held companies. Each of Messrs. Cochran, Host, Krogh, and Sheehan were previously elected by shareholders of DLJ Winthrop Focus Funds. Each of Messrs. Cochran, Fischer, Jaffe and Kidd were previously elected by shareholders of DLJ Winthrop Opportunity Funds and DLJdirect Mutual Funds. As of May 26, 2000, the executive officers and Trustees of each of the Funds, as a group (but only with respect to the Fund for which they are executive officers or Trustees) beneficially owned 725,987.07 shares(.55%) of DLJ Winthrop Opportunity Funds; 131,351.466 shares(.28%) of DLJ Winthrop Focus Funds; and 30,440.468 shares(1.08%) of DLJdirect Mutual Funds.

                                                                                Shares
Name, Age, Position with each       Principal Occupations and                   Beneficially Owned
Fund, and Address                   Other Affiliations                          as of May 26, 2000(2)
------------------------            -------------------                         --------------------
G. Moffett Cochran(1)49          Chairman of DLJ Asset Management                     13,093.000(3)(4)
  Chairman of the Board,         Group, Inc. ('DLJAM')with which                     669,105.294(3)(5)
    President of all Funds       he has been associated since prior                   10,866.000(3)(5)
  277 Park Avenue                to 1993; formerly Senior Vice
  New York, NY 10172             President with Bessemer Trust Companies.
                                 Trustee of DLJ High Yield Bond Fund.

Robert E. Fischer    69          Partner at the law firm of Wolf, Block,              5,064.408(3)(4)
  Trustee of DLJ Winthrop        Schorr and Solis-Cohen LLP (or its                  35,749.497(3)(5)
  Opportunity Funds and          predecessor firm), since prior to 1993.             19,574.468(3)(5)
  DLJdirect Mutual Funds         Trustee of DLJ High Yield Bond Fund.
  250 Park Avenue, Ste 10000
  New York, NY 10107

Stig Host            73          Oil company executive; Member of the Boards-        55,745.879(3)(4)
  Trustee of DLJ Winthrop        International Energy Corp.,
  Focus Funds                    International Marine Sales, Inc.,
  The Corinthian, Suite 312      Kriti Exploration Inc., Kriti
  345 E. 37th Street             Alliance International Fund,
  New York, NY  10016            DLJ Winthrop Focus Funds, Alliance New
                                 Europe Fund, Alliance All Asia
                                 Investment Fund, Alexander Host
                                 Foundation, American Scandinavian
                                 Foundation, Trustee of DLJ High
                                 Yield Bond Fund.

Martin Jaffe(1)      53          Chief Operating Officer of DLJAM, with            32,020.015(3)(4)
  Trustee of DLJ Winthrop        which he has been associated since                11,028.539(3)(5)
  Opportunity Funds and          prior to 1993.  Trustee of DLJ
  DLJdirect Mutual Funds,        High Yield Bond Fund.
  Vice President, Secretary
  & Treasurer
  277 Park Avenue
  New York, NY 10172

Wilmot H. Kidd, III 58           President of Central Securities                   1,091.844(3)(5)
  Trustee of DLJ Winthrop        Corporation, since prior to 1993.
  Opportunity Funds and          Trustee of DLJ High Yield Bond Fund
  DLJdirect Mutual Funds
  375 Park Avenue
  New York, NY 10112

Peter F. Krogh      63           Dean Emeritus and Distinguished                   2,026.203(3)(4)
  Trustee of DLJ Winthrop        Professor of International Affairs
  Focus Funds                    at the Edmund A Walsh School of Foreign
  301 ICC                        Service, Georgetown University; Moderator
  Georgetown University          of PBS foreign affairs television series;
  Washington, DC 20057           Member of Board of The Carlisle Companies
                                 Inc. Member of Selection Committee for
                                 Harry Truman Scholars and Henry Luce
                                 Scholars. Senior Associate of Center for
                                 Stategic and International Studies;
                                 Trustee of numerous world affairs
                                 organizations.



John J. Sheehan     69           Owns own consulting firm; Former                 12,218.825(3)(4)
  Trustee of DLJ Winthrop        President and CEO of National Computer
  Focus Funds                    Analysts, Inc., Principal Negotiator for
  4 Bennington Place             NCA, Director of National Accounts for
  Newtown, PA  18940             large Financial Institutions Group.

Name, Age, Position with each    Principal Occupations and                           Shares
-----------------------------    -------------------------                           ----------
Fund, and Address                Other Affiliations                                  Beneficially Owned
-----------------                ------------------                                  ------------------
                                                                                     as of May 26, 2000(2)
                                                                                     ---------------------
Richard J. Hanlon    34          Senior Vice President of the                                     0
 Vice President                  Adviser, with which he has
 277 Park Avenue                 been associated since 1994.
 New York, NY 10172              Prior to his becoming associated
                                 with DLJ Winthrop Focus Funds
                                 and the Adviser, Mr. Hanlon
                                 was a portfolio manager at
                                 Manufacturers Hanover/Chemical Bank.

Cathy A. Jameson     46          Managing Director of the                                 7,287.213(3)(4)
 Vice President                  Adviser with which she has been                          3,753.282(3)(5)
 277 Park Avenue                 associated since prior to 1993.
 New York, NY 10172

Brian A. Kammerer    42          Senior Vice President of DLJAM                           1,581.512(3)(4)
 Vice President                  with which he has been associated                          253.773(3)(5)
 277 Park Avenue                 since prior to 1993.
 ew York, NY 10172


Marybeth B. Leithead 37          Senior Vice President of the Adviser,                    1,476.825(3)(4)
 Vice President                  with which she has been associated
 277 Park Avenue                 since 1993.
 New York, NY 10172

Hugh M. Neuburger    56          Managing Director of the Adviser,                        1,113.689(3)(4)
 Vice President                  with which he has been associated
 277 Park Avenue                 since March, 1995.  Prior to his
 New York, NY 10172              association with DLJ Winthrop Focus
                                 Funds and the Adviser, Mr. Neuburger
                                 was the President of Hugh M. Neuburger,
                                 Inc., a consulting firm.

Michael A. Snyder   37           Managing Director and Director of High                     358.945(3)(5)
 Vice President                  Yield Investments since October, 1998;
 277 Park Avenue                 formerly Managing Director and head of
 New York, NY 10172              High Yield Investments at Bear Stearns
                                 Asset Management, Inc. from June 1997
                                 to September 1998; formerly associated
                                 with Prudential Investments as Vice-
                                 President and High Yield Portfolio
                                 Manager from 1993 to June 1997.


Roger W. Vogel      43           Managing Director of the Adviser, a                      4,424.863(3)(4)
 Vice President                  position he has held since July, 1993.
 277 Park Avenue                 Prior to his becoming associated with
 New York, NY 10172              DLJ Winthrop Focus Funds and the Adviser,
                                 Mr. Vogel was a Vice President with
                                 Chemical Banking Corp.





    (1) 'Interested' Trustee within the meaning of the 1940 Act. Messrs. Cochran and Jaffe are 'interested' Trustees because of their affiliation with DLJ Asset Management Group, Inc. which acts as the Funds' investment adviser.

    (2) This information has been furnished by each Trustee and Officer.

    (3) Less than 1%.

    (4) DLJ Winthrop Focus Funds

    (5) DLJ Winthrop Opportunity Funds

    (6) DLJdirect Mutual Funds


                              -------------------

    There were four regular meetings of the Board of Trustees of DLJ Winthrop Opportunity Funds, DLJ Winthrop Focus Funds and DLJdirect Mutual Funds held during the fiscal year ended October 31, 1999. Aggregate fees (exclusive of reimbursed expenses) paid to the Board of Trustees for the fiscal year ended October 31, 1999 were $39,000 for DLJ Winthrop Opportunity Funds, $77,000 for DLJ Winthrop Focus Funds and $0 for DLJdirect Mutual Funds. The DLJdirect Mutual Funds did not commence operations until November 19, 1999.

    Each Board of Trustees has an Audit Committee. Each Audit Committee makes recommendations to its respective full Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Funds' financial operations. The members of the Audit Committee for the DLJ Winthrop Focus Fund are Messrs. Host and Krogh. The members of the Audit Committee for the DLJ Winthrop Opportunity Funds and the DLJdirect Mutual Funds are Messrs. Fischer and Kidd. Each member of an Audit Committee is a 'non-interested' Trustee. Each Audit Committee met two times during the fiscal year ended October 31, 1999. The Board of Trustees of DLJ Winthrop Opportunity Funds and the DLJdirect Mutual Funds each have an Executive Committee consisting of Messrs. Cochran and Jaffe. Each Executive Committee is authorized to act for the entire Board between meetings thereof, to the extent permitted under the respective Agreements and Declaration of Trust of the Trust and applicable law. The Executive Committees did not meet during the fiscal year ended October 31, 1999.

    The Board of DLJ Winthrop Focus Funds also has a Nominating Committee, currently comprised of all the non-interested Trustees, which seeks and proposes candidates for election to the Board of Trustees of DLJ Winthrop Focus Funds. The Nominating Committee did not meet during the fiscal year ended October 31, 1999. The Nominating Committee (1) selects and recommends to the full Board of Trustees nominees for election as Trustees and (2) proposes and recommends to the full Board of Trustees the terms of compensation for trustees. The Committee is prepared to review suggestions from shareholders for nominations to fill any trusteeships. Such suggestions from shareholders should be in writing and addressed to the Committee at the Fund's offices. The Committee expects to be able to identify from its own resources an ample number of qualified trustees. Neither the DLJ Winthrop Opportunity Funds nor the DLJdirect Mutual Funds have a nominating committee.

    The following table sets forth certain information regarding the compensation of the Funds' Trustees for the fiscal year ended October 31, 1999. No persons (other than the Trustees who are not "interested" within the meaning of the 1940 Act, as set forth below) currently receive compensation from the Funds for acting as a Trustee or officer. Trustees and executive officers of the Funds do not receive pension or retirement benefits from the Funds. Trustees receive reimbursement for travel and other out-of-pocket expenses incurred in connection with board meetings.

                               COMPENSATION TABLE
                                     for the
                       Fiscal Year Ended October 31, 1999

                                                            Total
                                        Aggregate           Compensation
                                        Compensation        From Funds and Fund
Name of Person and Position             From the Funds      Complex(1) Paid to Trustees
------------------------------------    ------------        ---------------------------
G. Moffett Cochran(2),
  Chairman of the Board
  DLJ Winthrop Opportunity Funds            $0
  DLJ Winthrop Focus Funds                  $0                   $0
  DLJdirect Mutual Funds                    $0

Robert E. Fischer, Trustee
  DLJ Winthrop Opportunity Funds            $14,000              $14,000
  DLJ Winthrop Focus Funds (3)              $0
  DLJdirect Mutual Funds                    $0

Stig Host, Trustee
  DLJ Winthrop Opportunity Funds (3)        $0
  DLJ Winthrop Focus Funds                  $11,000              $11,000
  DLJdirect Mutual Funds (3)                $0

Martin Jaffe, Trustee (2)
  DLJ Winthrop Opportunity Funds            $0
  DLJ Winthrop Focus Funds (3)              $0                   $0
  DLJdirect Mutual Funds                    $0

Wilmot H. Kidd, III, Trustee
  DLJ Winthrop Opportunity Funds            $14,000              $14,000
  DLJ Winthrop Focus Funds (3)              $0
  DLJdirect Mutual Funds                    $0

Peter F. Krogh, Trustee
  DLJ Winthrop Opportunity Funds (3)        $0
  DLJ Winthrop Focus Funds                  $11,000              $11,000
  DLJdirect Mutual Funds (3)                $0

John J. Sheehan, Trustee
  DLJ Winthrop Opportunity Funds (3)        $0
  DLJ Winthrop Focus Funds                  $10,000              $10,000
  DLJdirect Mutual Funds (3)                $0

Robert L. Bast, Former Trustee
  DLJ Winthrop Focus Funds                  $10,000              $10,000

Dennis G. Little, Former Trustee
  DLJ Winthrop Focus Funds                  $ 8,000              $ 8,000

William H. Mathers, Former Trustee
  DLJ Winthrop Focus Funds                  $11,000              $11,000

William C. Simpson, Former Trustee
  DLJ Winthrop Focus Funds                  $10,000              $10,000

John W. Waller, III, Former Trustee
  DLJ Winthrop Opportunity Funds            $11,000              $11,000
  DLJdirect Mutual Funds                    $ 0

Steven K. West, Former Trustee
  DLJ Winthrop Focus Funds                  $ 6,000              $ 6,000


    (1) The Fund Complex consists of DLJ Winthrop Opportunity Funds, DLJ Winthrop Focus Funds and DLJdirect Mutual Funds.

    (2) "Interested" Trustees.

    (3) Nominated to become a Trustee of this Fund.

Required Vote

    In the election of the Trustees of the Funds, the candidates receiving the highest number of votes cast at the Meeting, if a quorum is present, shall be elected.

               THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS THAT
                         YOU VOTE "FOR" PROPOSAL NO. 1.



              RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
                                (Proposal No. 2)

    A majority of the Trustees who are not "interested" Trustees of the Funds (as defined in the 1940 Act) has recommended that shareholders ratify their selection of Ernst & Young LLP as independent auditors for the Funds for the fiscal year ending October 31, 2000. The approval of the independent auditors is to be voted on at the Meetings and it is intended that the persons named in the accompanying Proxy Statement will vote 'FOR' ratification of the selection of Ernst & Young LLP. Ernst & Young LLP has advised each of the Funds that, to the best of its knowledge and belief, as of the record date, no Ernst & Young LLP professional has any direct or material indirect ownership interest in any of the Funds inconsistent with independent professional standards pertaining to accountants. It is expected that a representative of Ernst & Young LLP will not be present at the Meeting, but will be available by telephone to answer any questions that may arise.

    The policy of each Board regarding engaging independent auditors' services is that management may engage the Fund's principal independent auditors to provide any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent auditors prior to their being rendered. The Board of Trustees of each Fund also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent auditors.

Required Vote

    Ratification of the selection of Ernst & Young LLP as independent auditors requires the affirmative vote of a majority of the votes cast by holders of shares of the applicable Fund represented at the meeting if a quorum is present.

    THE BOARD OF TRUSTEES OF EACH FUND, INCLUDING THE "NON-INTERESTED" TRUSTEES
          OF EACH FUND, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.




                             ADDITIONAL INFORMATION

                                Service Providers

    The Funds' Investment Advisor and administrator is DLJ Asset Management Group, Inc. which maintains its principal office at 277 Park Avenue, New York, New York 10172. The Funds' principal underwriter is Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York, 10172

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    On the record date, May 26, 2000, the following shareholders owned of record more than 5% of the outstanding shares of the indicated Fund.

                                                     Name and Address                   Percent Owned
                                                     ----------------                   -------------

DLJ WINTHROP OPPORTUNITY FUNDS
         HIGH INCOME                                 Donaldson, Lufkin &                 13.7863%
                                                     Jenrette Securities                  7.0504%
                                                     Corp. Inc.
                                                     P.O. Box 2052
                                                     Jersey City, NJ 07303-9998

                                                     Bankers Trust Company                6.4488%
                                                     P.O. Box 9005
                                                     Church Street Station
                                                     New York, NY  10008


         DEVELOPING MARKETS                          Balsa and Co.                       15.7559%
                                                     c/o Chase Manhattan Bank
                                                     P.O. Box 1768
                                                     New York, NY 10163-1768

         INTERNATIONAL EQUITY                        Balsa and Co.                        7.8620%
                                                     c/o Chase Manhattan Bank
                                                     P.O. Box 1768
                                                     New York, NY 10163-1768

                                                     Donalson, Lufkin &                   7.5578%
                                                     Jenrette Securities
                                                     Corp. Inc.
                                                     P.O. Box 2052
                                                     Jersey City, NJ 07303-9998

                                                     Bankers Trust Company                6.4335%
                                                     P.O. Box 9005
                                                     Church Street Station
                                                     New York, NY  10008

         U.S. GOVERNMENT MONEY FUND                  Protective Insurance Company         8.9445%
                                                     1099 N. Meridian Street
                                                     Suite 700
                                                     Indianapolis, IN 46204-1036



DLJ WINTHROP FOCUS FUNDS
         MUNICIPAL TRUST                             Bankers Trust Company               10.5296%
                                                     P.O. Box 9005
                                                     Church Street Station
                                                     New York, NY  10008



                              SHAREHOLDER PROPOSALS

    None of the Funds is required to hold annual meetings of shareholders and none of the Boards of Trustees currently intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the applicable Fund's By-laws. A shareholder proposal intended to be presented at any meeting of shareholders hereinafter called must be received by the applicable Fund a reasonable time before the Fund's Board of Trustees solicitation relating thereto is made in order to be included in the applicable Fund's Proxy Statement and form of Proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                        BROKER NON-VOTES AND ABSTENTIONS

    A Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power). Because the matters to be voted upon at the Meeting require a majority of votes cast for approval, the shares represented by a broker "non-vote" will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters.

                                  OTHER MATTERS

    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Funds.



                                          MARTIN JAFFE
                                          Secretary

Dated: June 12, 2000

    Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

                                    APPENDIX 1

                                      PROXY

                            DLJ WINTHROP FOCUS FUNDS

                    PROXY SOLICITED DY THE BOARD OF TRUSTEES

The undersigned hereby appoints Brian A. Kammerer and Jill Kopin (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the "Meeting") of DLJ Winthrop Focus Funds (the "Fund") to be held at 277 Park Avenue, 24th Floor, New York, New York at 11:00 a.m., eastern time on Monday, July 17, 2000, and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, including any adjournment(s) or postponement(s) necessary to obtain requisite quorums and/or approvals. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTIONS TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NOS. 1 AND 2.

Proposal No. 1.   Election of Trustees

                           Nominee: G. MOFFETT COCHRAN

         [ ] FOR                         [ ] WITHHELD

                           Nominee: ROBERT E. FISCHER

         [ ] FOR                         [ ] WITHHELD

                           Nominee: STIG HOST

         [ ] FOR                         [ ] WITHHELD

                           Nominee: MARTIN JAFFE

         [ ] FOR                         [ ] WITHHELD

                           Nominee: WILMOT H. KIDD, III

         [ ] FOR                         [ ] WITHHELD

                           Nominee: PETER F. KROGH

         [ ] FOR                         [ ] WITHHELD

                           Nominee: JOHN J. SHEEHAN

         [ ] FOR                         [ ] WITHHELD


Proposal No. 2.            Ratification  of the  selection of Ernst & Young LLP
                           as the Fund's independent auditors for the fiscal year ending October 31, 2000.


         [ ] FOR                 [ ] AGAINST            [ ] ABSTAIN




THIS PROXY IS SOLICITED AND PROPOSED BY THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL NOS. 1 AND 2.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                     -------------------------

                                                     -------------------------
                                                     Please sign above exactly
                                                     as your name(s) appear(s)
                                                     hereon. If a corporation,
                                                     please sign in full
                                                     corporate name by an
                                                     authorized officer. If a
                                                     partnership, please sign in
                                                     partnership name by an
                                                     authorized person. Each
                                                     joint owner should sign
                                                     personally. Fiduciaries
                                                     should give full titles as
                                                     such.


                                                                         , 2000
                                                     -------------------
                                                     (Please Date)









                              STATEMENT OF DIFFERENCES
                              ------------------------

The section symbol shall be expressed as..................................'SS'